GREENWICH STREET SERIES FUND

Equity Index Portfolio

Supplement Dated February 1, 2006 to Prospectus Dated April 30, 2005

SMITH BARNEY INVESTMENT TRUST

Smith Barney S&P 500 Index Fund

Supplement Dated February 1, 2006 to Smith Barney Shares and

Citi Shares Prospectuses

Dated April 30, 2005

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective February 1, 2006, Charles Ko and Michael D. Soares, investment officers of TIMCO Asset Management, Inc., the fund’s investment manager (the “manager”), will assume portfolio management responsibility for the funds. Mr. Ko and Mr. Soares are each a portfolio manager of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. He has seven years of investment experience.

Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to joining Batterymarch, he had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. He has 11 years of investment experience.

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